Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Salomon Brothers Fund Inc.
(Name of Registrant as Specified in its Charter)

Barbara J. Allen
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):

[X]    No fee required
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)    Title of each class of securities to which the transaction applies:

(2)    Aggregate number of securities to which transactions applies:

(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4)    Proposed maximum aggregate value of transaction:

[ ]    Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)    Amount previously paid:

(2)    Form, schedule or registration statement no.:

(3)    Filing party:

                          THE SALOMON BROTHERS FUND INC
                   125 BROAD STREET, NEW YORK, NEW YORK 10004

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                 March 15, 2005
To the Stockholders:

     The Annual Meeting of Stockholders (the "Meeting") of The Salomon Brothers
Fund Inc (the "Fund") will be held at Salomon Brothers Asset Management Inc,
399 Park Avenue, 12th floor, auditorium, New York, New York, on Monday, April
25, 2005, at 2:00 p.m., for the purposes of considering and voting upon the following:

          1.   The election of directors (Proposal 1); and

          2.   Any other business that may properly come before the Meeting.

     The close of business on February 28, 2005 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

     Your vote is important. PLEASE TAKE A MOMENT TO SIGN AND RETURN YOUR PROXY
CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If you prefer, you can vote by touch-tone telephone or by the internet by following the instructions on your proxy card. The Fund may also solicit proxies from stockholders personally, by letter or telephone. Voting by telephone or through the internet will reduce the time and costs associated with the proxy solicitation. When the
Fund records proxies by telephone or through the internet, it will use procedures designed to (i) authenticate stockholders' identities, (ii) allow stockholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded. For more information, please call 1-800-432-8224.

                                      By Order of the Board of Directors,

                                      Robert I. Frenkel
                                      Secretary

--------------------------------------------------------------------------------
     TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO
INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN
IT PROMPTLY IN THE ENVELOPE PROVIDED (OR VOTE BY TELEPHONE OR THROUGH THE
INTERNET), NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1.   Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2.   Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3.   All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                     REGISTRATION                                  VALID SIGNATURE
                     ------------                                  ---------------

    CORPORATE ACCOUNTS
    ------------------
    (1) ABC Corp. ....................................   ABC Corp. (by John Doe, Treasurer)
    (2) ABC Corp. ....................................   John Doe, Treasurer
    (3) ABC Corp. c/o John Doe, Treasurer  ...........   John Doe
    (4) ABC Corp. Profit Sharing Plan ................   John Doe, Trustee

    TRUST ACCOUNTS
    --------------
    (1) ABC Trust ....................................   Jane B. Doe, Trustee
    (2) Jane B. Doe, Trustee u/t/d 12/28/78  .........   Jane B. Doe

    CUSTODIAL OR ESTATE ACCOUNTS
    ----------------------------
    (1) John B. Smith, Cust. f/b/o John B. Smith,        John B. Smith
        Jr. UGMA  ....................................
    (2) John B. Smith ................................   John B. Smith, Jr., Executor

                          THE SALOMON BROTHERS FUND INC

                   125 BROAD STREET, NEW YORK, NEW YORK 10004

                                ----------------

                                 PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the
Board of Directors of The Salomon Brothers Fund Inc (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at the offices of Salomon Brothers Asset Management Inc, 399 Park Avenue, 12th Floor,
auditorium, New York, New York, on Monday, April 25, 2005 at 2:00 p.m., New York
Time (and at any adjournment or adjournments thereof), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about March 15, 2005. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors. The close of business on February 28, 2005 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.
Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. As of February 28, 2005, there were 99,194,650 shares of Common Stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's Common Stock entitled to vote at the Meeting.
In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal relating to the election of directors are not received, the Meeting may be adjourned to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.
The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 399 Park Avenue, New York, New York 10022, is the Fund's investment adviser and administrator. SBAM is an indirect wholly-owned subsidiary of
Citigroup Inc.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     At the Meeting, seven directors are to be elected to hold office until the next Annual Meeting and until their successors are elected and qualified. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy FOR the election of the nominees named below. Each nominee has indicated that he or she will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Mr. Clifford M.
Kirtland attained Director Emeritus status on January 15, 2004.

     The following table provides information concerning each nominee for election as director:

                                                                                          NUMBER OF
                                                                                        FUNDS ADVISED
                                                                                         BY SBAM AND
                                                                                          OVERSEEN             OTHER
                                                                                         BY NOMINEE        DIRECTORSHIPS
                            POSITION HELD     LENGTH OF       PRINCIPAL OCCUPATION       (INCLUDING           HELD BY
  NAME, ADDRESS AND AGE*      WITH FUND      TERM SERVED       DURING PAST 5 YEARS        THE FUND)           NOMINEE
------------------------- ----------------- ------------- ---------------------------- -------------- ----------------------

NON-INTERESTED DIRECTOR NOMINEES

Andrew L. Breech          Director and      Since 1991    President, Dealer                   3                None
 2120 Wilshire Blvd       Member of Audit,                Operating Control Service,
 Santa Monica, CA 90403   Nominating and                  Inc.
 Birth year: 1952         Proxy Committees

Carol L. Colman,          Director and      Since 1992    President, Colman                  37                None
 278 Hawley Road          Member of Audit,                Consulting Co.
 North Salem, NY 10560    Nominating and
 Birth year: 1946         Proxy Committees

William R. Dill,          Director and      Since 1985    Retired                             3                None
 25 Birch Lane            Member of Audit,
 Cumberland Foreside,     Nominating and
 ME 04110                 Proxy Committees
 Birth year: 1930

William R. Hutchinson     Director and      Since 2003    President, WR Hutchinson           44       Associated Banc-Corp.
 535 N. Michigan          Member of Audit,                & Associates Inc.; formerly
 Suite 1012               Nominating and                  Group Vice President,
 Chicago, IL 60611        Proxy Committees                Mergers and Acquisitions,
 Birth year: 1942                                         BP AMOCO

Louis P. Mattis           Director and      Since 1986    Consultant, Mattis & Co.            3                None
 PO Box 6535              Member of Audit,                LLC
 Snowmass Village,        Nominating and
 CO 81615                 Proxy Committees
 Birth year: 1941

Thomas F. Schlafly        Director and      Since 1986    Of Counsel to Blackwell             3                None
 720 Olive Street         Member of Audit,                Sanders Peper Martin LLP
 St. Louis, MO 63101      Nominating and                  (attorneys); President, The
 Birth year: 1948         Proxy Committees                Saint Louis Brewery, Inc.

----------
*    It is the practice of the Fund that any Fund Director who reaches the age of 70 may elect emeritus status and that Fund Directors' are required to change to emeritus status upon reaching the age of 75. However, any member of the Board of Directors of the Fund as of February 1, 2005 who will turn
     75 in 2005, must elect emeritus status upon reaching the age of 76.
     Directors emeritus are entitled to serve for the lesser of five years or the number of years he or she served as an active director of the Fund, during which time they are paid 50% of the annual retainer and 50% of all meeting fees paid to active Board members along with reasonable out-of-pocket expenses.

                                                                                                  NUMBER OF
                                                                                                FUNDS ADVISED
                                                                                                 BY SBAM AND
                                                                                                  OVERSEEN           OTHER
                                                                                                 BY NOMINEE      DIRECTORSHIPS
                             POSITION HELD       LENGTH OF          PRINCIPAL OCCUPATION         (INCLUDING         HELD BY
 NAME, ADDRESS AND AGE*        WITH FUND        TERM SERVED         DURING PAST 5 YEARS           THE FUND)         NOMINEE
------------------------   -----------------   -------------   -----------------------------   --------------   --------------

INTERESTED DIRECTOR NOMINEE

R. Jay Gerken CFA**        Chairman,           Since           Managing Director,                   219         None
 Citigroup                 President and       2002            Citigroup Global Markets
 Asset Management          Chief Executive                     Inc. ("CGM"); Chairman,
 ("CAM")                   Officer                             President and Chief
 399 Park Avenue,                                              Executive Officer of Smith
 New York, NY 10022                                            Barney Fund Management
 Birth year: 1951                                              LLC ("SBFM"), Travelers
                                                               Investment Adviser, Inc.
                                                               ("TIA") and Citi Fund
                                                               Management Inc.;
                                                               President and Chief
                                                               Executive Officer of certain
                                                               mutual funds associated
                                                               with Citigroup Inc.
                                                               ("Citigroup"); Formerly,
                                                               Portfolio Manager of Smith
                                                               Barney Allocation Series
                                                               Inc. (from 1996 to 2001)
                                                               and Smith Barney Growth
                                                               and Income Fund (from
                                                               1996 to 2000)

----------
**   Mr. Gerken is an "interested person," as defined in the Investment Company
     Act of 1940, as amended (the "1940 Act") because he is a director and/or officer of SBAM or certain affiliates of SBAM, the Fund's investment adviser.

     The following table provides information concerning the dollar range** of equity securities beneficially owned by each nominee for election as director as of December 31, 2004:

                           DOLLAR RANGE** OF EQUITY     AGGREGATE DOLLAR RANGE** OF EQUITY SECURITIES IN ALL FUNDS OVER-
NAME OF NOMINEE             SECURITIES IN THE FUND                    SEEN BY NOMINEE AND ADVISED BY SBAM
-----------------------   --------------------------   -----------------------------------------------------------------

NON-INTERESTED DIRECTOR NOMINEES
Andrew L. Breech                       D               E
Carol L. Colman                        E               E
William R. Dill                        C               E
William R. Hutchinson                  E               E
Louis P. Mattis                        C               C
Thomas F. Schlafly                     C               E

INTERESTED DIRECTOR NOMINEE
R. Jay Gerken                          C               E

----------
**   The dollar ranges are as follows: "A" = none; "B" = $1 - $10,000; "C" =
     $10,001 - $50,000; "D" = $50,001 - $100,000; "E" = over $100,000.

     No Director or nominee for election as director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, had any interest in SBAM, the Fund's investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with SBAM as of December 31, 2004.

RESPONSIBILITIES OF THE BOARD OF DIRECTORS

     The Board of Directors is responsible for ensuring that the Fund is managed in the best interests of its stockholders. The Directors oversee the
Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including SBAM, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

     The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an
Audit Committee, a Nominating Committee and a Proxy Committee, which meet periodically during the year and whose responsibilities are described below.

     During the fiscal year ended December 31, 2004, the Board of Directors held four regular quarterly meetings and three special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of stockholders. All of the seven Directors then in office attended the Fund's 2004 annual meeting of stockholders.

     The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, SBAM and its affiliates and other funds and clients managed by SBAM to ensure that the Fund is managed in a manner which is in the best interests of the Fund's stockholders.

     At February 28, 2005, the directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's Common
Stock. To the knowledge of management, no person owned of record or owned beneficially more than 5% of the Fund's shares of Common Stock outstanding at that date, except that Cede & Co., a nominee for participants in Depository
Trust Company, held of record 80,032,591 shares of Common Stock, equal to approximately 81% of the Fund's outstanding shares.

     The Fund's executive officers are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of
Stockholders, to hold office until the meeting of the Board of Directors following the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. In addition to Mr. Gerken, the
Fund's Chairman and President, the executive officers of the Fund currently are:

                               POSITION(S)
                                HELD WITH            LENGTH OF                 PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE             FUND              TIME SERVED                  DURING PAST 5 YEARS
--------------------------- ----------------- ---------------------- ------------------------------------------

Andrew B. Shoup             Senior Vice       Since 2003             Director of CAM; Senior Vice President
 CAM                        President                                and Chief Administrative Officer of
 125 Broad Street           and Chief                                mutual funds associated with Citigroup;
 New York, NY 10004         Administrative                           Treasurer of certain mutual funds
 Birth year: 1956           Officer                                  associated with Citigroup. Head of
                                                                     International Funds Administration of
                                                                     CAM from 2001 to 2003; Director of
                            Senior Vice       1998-2002              Global Funds Administration of CAM
                            President and                            from 2000 to 2001; Head of U.S.
                            Treasurer                                Citibank Funds Administration of CAM
                                                                     from 1998 to 2000.

Michael A. Kagan            Executive Vice    Since 2001             Managing Director of SBAM.
 CAM                        President
 399 Park Avenue
 New York, NY 10022
 Birth year: 1960

Kevin Caliendo              Executive Vice    Since 2003             Director of CGM (since 2002);
 CAM                        President                                Investment Officer of SBAM (since
 399 Park Avenue                                                     2002); Healthcare Equity Analyst and
 New York, NY 10022                                                  Convertible Bond Fund Portfolio
 Birth year: 1970                                                    Manager for SAC Capital Advisors, LLC
                                                                     (from 2001 to 2002); Convertible Bond
                                                                     Analyst of the Healthcare sector for
                                                                     Wachovia Securities (from 1998 to 2001)

Frances M. Guggino          Treasurer and     Since 2004             Vice President of CGM; Treasurer and
 CAM                        Chief Financial                          Chief Financial Officer of certain mutual
 125 Broad Street,          Officer                                  funds associated with Citigroup.
 New York, NY 10004                                                  Controller of certain mutual funds
 Birth year: 1957           Controller        2002-2004              associated with Citigroup.

Wendy Setnicka              Controller        Since 2004             Vice President of CGM since 2003;
 CAM                                                                 Assistant Vice President of CGM (from
 125 Broad Street,                                                   2001 to 2003); Controller (since 2004)
 New York, NY 10004                                                  or Assistant Controller (from 2002 to
 Birth year: 1964                                                    2004) of certain mutual funds associated
                                                                     with Citigroup; Accounting Manager
                                                                     with CGM (from 1998 to 2002).

Robert I. Frenkel           Secretary and     Since 2003             Managing Director and General Counsel,
 CAM                        Chief Legal                              Global Mutual Funds for CAM and its
 300 First Stamford Place   Officer                                  predecessor (since 1994); Secretary of
 Stamford, CT 06902                                                  Citi Fund Management Inc.; Secretary of
 Birth year: 1954                                                    certain funds associated with Citigroup;
                                                                     Chief Legal Officer of mutual funds
                                                                     associated with Citigroup.

Andrew Beagley              Chief             Since September 2004   Compliance Officer, Chief Compliance
 CAM                        Compliance                               Officer, and Vice President of certain
 399 Park Avenue            Officer                                  mutual funds associated with Citigroup;
 New York, NY 10022                                                  Director of Compliance, Europe, the
 Birth year: 1964                                                    Middle East and Africa, CAM (from 1999
                                                                     to 2000); Compliance Officer, Salomon
                                                                     Brothers Asset Management Limited,
                                                                     Smith Barney Global Capital
                                                                     Management Inc., Salomon Brothers
                                                                     Asset Management Asia Pacific Limited
                                                                     (from 1997 to 1999)

     The Fund's Audit Committee is composed of all Directors who have been determined not to be "interested persons" of either the Fund, SBAM or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. Currently, the Audit
Committee is composed of Ms. Colman, Messrs. Breech, Dill, Hutchinson, Mattis
and Schlafly. The Board of Directors has determined that all members of the
Fund's Audit Committee are financially literate. The principal functions of the
Audit Committee are: (a) assist in the oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the qualifications and independence of the Fund's independent registered public accounting firm and the performance of the Fund's internal audit function and independent registered public accounting firm; (b) approve, and recommend to the Independent Board Members (as such term is defined in the
Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm. This Committee met six times during the fiscal year ended December 31, 2004. The Fund adopted an Audit Committee Charter at a meeting held on February 4, 2004, a copy of which was filed as Annex A to the Fund's proxy statement dated March 26, 2004.

     The Fund's Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of the Fund, is currently composed of Ms. Colman, Messrs. Breech, Dill, Hutchinson, Mattis and
Schlafly. Only Directors who are not "interested persons" of the Fund as defined in the 1940 Act and who are "independent" as defined in the New York Stock
Exchange listing standards are members of the Nominating Committee. The
Nominating Committee may consider nominees recommended by a stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee met once during the Fund's fiscal year ended December 31, 2004. The Fund adopted a
Nominating Committee Charter at a meeting held on February 4, 2004, a copy of which was filed as Annex B to the Fund's proxy statement dated March 26, 2004.

     The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The
Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the
Fund, the Committee may consider the following factors, among any others it may deem relevant:

     o    whether or not the person is an "interested person" as defined in the
          1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

     o    whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the
          Fund, Fund service providers or their affiliates;

     o    whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

     o    whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a
          Director of the Fund;

     o    the contribution which the person can make to the Board and the Fund
          (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

     o    the character and integrity of the person; and

     o    whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

     During the fiscal year ended December 31, 2004, the Fund's Proxy Committee, whose principal function is to establish and monitor the Fund's policy on voting proxies of companies whose securities are held in the Fund's portfolio and determine the manner in which proxies for the Fund's securities are voted, did not meet. The Proxy Committee is composed of all of the Directors who are not
"interested persons" of the Fund, SBAM or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock
Exchange listing standards. Currently, the Proxy Committee is composed of Ms.
Colman, Messrs. Breech, Dill, Hutchinson, Mattis and Schlafly.

REPORT OF THE AUDIT COMMITTEE

     Pursuant to a meeting of the Audit Committee on February 23, 2005, the
Audit Committee reports that it has (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with
PricewaterhouseCoopers LLP ("PwC"), the independent registered public accounting firm to the Fund, the matters required to be discussed by Statement on Auditing
Standards No. 61; and (iii) previously received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence.

     Pursuant to the Audit Committee Charter adopted by the Fund's Board, the
Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements and recommending the selection of the Fund's independent registered public accounting firm. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund accounting, financial management or internal control departments of SBAM. Moreover, the
Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations.

Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on the review and discussions referred to in items (i) through (iii)
above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended December 31, 2004.

     Submitted by the Audit Committee of the Board of Directors:

     Andrew L. Breech
     Carol L. Colman
     William R. Dill
     William R. Hutchinson
     Louis P. Mattis
     Thomas F. Schlafly

     February 23, 2005

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     AUDIT FEES. The aggregate fees billed by PricewaterhouseCoopers, LLP
("PwC") in connection with the annual audit of the Fund's financial statements and for services normally provided by PwC in connection with the statutory and regulatory filings of the Fund for the fiscal years ended December 31, 2004 and
December 31, 2003 were $42,000 and $42,000, respectively, including out of pocket expenses.

     AUDIT RELATED FEES. There were no Audit Related Fees billed for the Fund for the years ended December 31, 2004 and December 31, 2003.

     In addition, there were no Audit Related Fees billed in the years ended
December 31, 2004 and December 31, 2003 for assurance and related services by
PwC to SBAM and any entity controlling, controlled by or under common control with SBAM that provides ongoing services to the Fund ("SBAM and such other entities together, the "Service Affiliates"), that were related to the operation and financial reporting of the Fund. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6,
2003 to December 31, 2004 (prior to May 6, 2003 services provided were not required to be approved by the Fund's Audit Committee).

     TAX FEES. The aggregate fees billed by PwC for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely RIC qualification review, and tax distribution and analylsis planning, rendered by PwC to the Fund for the fiscal years ended December 31, 2004 and December 31, 2003 were $3,500 and $3,500, respectively.

     There were no fees billed by PwC to the Service Affiliates for tax services for the period May 6, 2003 through December 31, 2004 that were required to be approved by the Fund's Audit Committee.

     ALL OTHER FEES. There were no other fees billed for other non-audit services rendered by PwC to the Fund for the fiscal years ended December 31,
2004 and December 31, 2003.

     All other fees billed by PwC to the Service Affiliates for other non-audit services for the period May 6, 2003 through December 31, 2004 that were required to be approved by the Fund's Audit Committee, which included the issuance of reports on internal controls under Statement of Auditing Standards
No. 70 relating to various CAM entities, a profitability review of SBAM, and phase 1 of an analysis of Citigroup's current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region, were $1.34 million; all of which were pre-approved by the Audit
Committee.

     Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by PwC to the Service Affiliates that relate directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee.

     For the Fund the percentage of fees that were approved by the Audit
Committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended December 31, 2004 and December 31, 2003; Tax Fees were 100% and 100% for the years ended December 31, 2004 and December 31, 2003. There were no Other
Fees paid by the Fund.

     The Audit Committee shall not approve non-audit services that the
Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of the Audit Committee
Charter, permissible non-audit services include any professional services
(including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services (v) internal audit outsourcing services; (vi) management functions or human resources; (vii)
broker or dealer, investment adviser or investment banking services; (viii)
legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissibie.

     Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund and the Service Affiliates constitutes not more than 5% of the total amount of revenues paid to the Fund's independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) SBAM and (c)
any entity controlling, controlled by or under common control with SBAM that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit
Committee (or its delegate(s)) prior to the completion of the audit.

     The aggregate non-audit fees billed by PwC for services rendered to the
Fund for the fiscal years ended December 31, 2004 and December 31, 2003 were
$3,500 and $3,500 respectively. The aggregate non-audit fees billed by PwC for services rendered to the Service Affiliates for the fiscal years ended December
31, 2004 and December 31, 2003 were $2.74 million and $6.4 million, respectively.

     The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved by the Audit
Committee (because they did not require pre-approval) is compatible with maintaining PwC's independence. All services provided by PwC to the Fund or to the Service Affiliates that were required to be approved by the Audit Committee were pre-approved.

     A representative of PwC, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

ADDITIONAL MATTERS

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each director during the fiscal year ended December
31, 2004 and the total compensation paid to each Director by the Fund and other funds advised by SBAM and its affiliates for the calendar year ended December
31, 2004. Certain of the Directors listed below are members of the Audit and
Nominating Committees of the Fund and other committees of certain other investment companies advised by SBAM, and, accordingly, the amounts provided in the table include compensation for service on such committees. Please note that the Fund does not provide any pension or retirement benefits to Directors. In addition, the Fund paid no remuneration during the fiscal year ended December
31, 2004 to Mr. Gerken who is an "interested person" as defined in the 1940
Act.

                                                             TOTAL COMPENSATION
                                                                FROM THE FUND
                                            AGGREGATE          AND OTHER FUNDS
                                           COMPENSATION      ADVISED BY SBAM AND
                                          FROM THE FUND      ITS AFFILIATES FOR
                                         FOR FISCAL YEAR        CALENDAR YEAR
NAME OF DIRECTORS                         ENDED 12/31/04       ENDED 12/31/04
-------------------------------------   -----------------   --------------------
                                                                  DIRECTORS

Charles Barber* .....................        $ 1,875            $  121,491
Andrew L. Breech ....................        $11,250            $   29,000(3)
Carol L. Colman .....................        $15,000            $  274,250(37)
William R. Dill .....................        $13,500            $   35,750(3)
William R. Hutchinson ...............        $16,500            $  338,000(44)
Clifford M. Kirtland, Jr.** .........        $ 9,375            $   21,625
Louis P. Mattis .....................        $11,250            $   29,000(3)
Thomas F. Schlafly ..................        $13,500            $   35,750(3)

----------

  *  Mr. Barber resigned as Director Emeritus as of April 19, 2004.

 **  Mr. Kirtland attained Director Emeritus status on January 15, 2004.

***  The numbers in parentheses indicate the applicable number of investment company directorships held by that Director.

     Upon attainment of age 75, directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for the lesser of five years or the number of years he or she served as an active director of the Fund, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund directors, together with reasonable out-of-pocket expenses for each meeting attended. During the
Fund's last fiscal year, total compensation paid by the Fund to directors emeritus totaled $11,250.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of
the 1940 Act in combination require the directors and officers of the Fund, persons who own more than 10% of the Fund's Common Stock,

                                       10

and SBAM and its directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock
Exchange. The Fund believes that for the fiscal year ended December 31, 2004, all relevant persons have complied with applicable filing requirements.

REQUIRED VOTE

     The nominees as directors are elected by a plurality of the votes cast by the holders of shares of the Fund's Common Stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS,"
AS DEFINED IN THE 1940 ACT, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE
"FOR" EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT.

                                       11

PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS AND OTHER STOCKHOLDER COMMUNICATIONS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2006 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 16, 2005. Any stockholder who desires to bring a proposal at the Fund's Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to The Salomon
Brothers Fund Inc, 125 Broad Street, New York, New York 10004) during the period from January 25, 2006 to February 23, 2006. However, if the Fund's 2006
Annual Meeting is held earlier than March 26, 2006 or later than June 24, 2006, such written notice must be delivered to the Secretary of the Fund during the period from 90 days before the date of the 2006 Annual Meeting to the later of
60 days prior to the date of the 2006 Annual Meeting or 10 days following the public announcement of the date of the 2006 Annual Meeting.

     The Fund's Audit Committee has also established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively,
"Accounting Matters"). Persons with complaints or concerns regarding Accounting
Matters may submit their complaints to the Fund's Chief Compliance Officer
("CCO"). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the
Fund's Audit Committee Chair (together with the CCO, "Complaint Officers").
Complaints may be submitted on an anonymous basis.

     The CCO may be contacted at:

     Citigroup Asset Management
     Compliance Department
     399 Park Avenue, 4th Floor
     New York, NY 10022

     Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

     The Fund's Audit Committee Chair may be contacted at:

     The Salomon Brothers Fund Inc.
     Audit Committee Chair
     c/o Robert K. Fulton, Esq.
     Stradley Ronon Stevens & Young, LLP
     2600 One Commerce Square
     Philadelphia, PA 19103

     Any stockholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at the address listed above. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

                               OTHER INFORMATION

     THE FUND'S ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS FOR THE FISCAL
YEAR ENDED DECEMBER 31, 2004 IS AVAILABLE, FREE OF CHARGE, BY WRITING TO THE
FUND C/O SALOMON BROTHERS ASSET MANAGEMENT INC AT THE ADDRESS LISTED ON THE
FRONT COVER, OR BY CALLING 1-888-777-0102.

                                       12

                        EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for such out-of-pocket expenses.

                                OTHER BUSINESS

     The Fund's Board of Directors does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

March 15, 2005

                                       13

--------------------------------------------------------------------------------

            THE SALOMON                               YOUR VOTE IS IMPORTANT
         BROTHERS FUND INC                         VOTE BY INTERNET / TELEPHONE
                                                  24 HOURS A DAY, 7 DAYS A WEEK

             INTERNET                                       TELEPHONE                        MAIL

  https://www.proxyvotenow.com/sbf                        1-866-213-1446

o Go to the website address listed              o Use any touch-tone telephone.          o Mark, sign and date your proxy card.
  above.                                        o HAVE YOUR PROXY CARD READY.            o Detach your proxy card.
o HAVE YOUR PROXY CARD READY.             OR    o Follow the simple recorded       OR    o Return your proxy card in the
o Follow the simple instructions that             instructions.                             postage-paid envelope provided.
  appear on your computer screen.

                                                                                     Your telephone or Internet vote
                                                                                     authorizes the named proxies to vote
                                                                                     your shares in the same manner as if you
                                                                                     marked, signed and returned your proxy
                                                                                     card. If you have submitted your proxy
                                                                                     by the Internet or telephone there is no
                                                                                     need for you to mail back your proxy card.

                                                                                                 1-866-213-1446

                                                                                             CALL TOLL-FREE TO VOTE

                                                                                     ------------------------------------------

                                                                                     ------------------------------------------

-------------------------- v DETACH PROXY CARD HERE v --------------------------

[ ] PLEASE MARK, SIGN, AND RETURN                       [X]
    THIS PROXY PROMPTLY USING THE             VOTES MUST BE INDICATED
    ENCLOSED ENVELOPE.                       (X) IN BLACK OR BLUE INK.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

1.   The election of directors

     FOR  [  ]            WITHHOLD  [  ]        EXCEPTIONS  [  ]
     ALL                  FOR ALL

Nominees: 01 Andrew L. Breech, 02 Carol L. Colman, 03 William R. Dill, 04 R. Jay
Gerken, 05 William R. Hutchinson, 06 Louis P. Mattis, 07 Thomas F. Schlafly

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK
THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

Exceptions
          ----------------------------------------------------------------------

2.   The persons named as proxies are authorized to vote in their discretion on any other business as may properly come before the meeting.

                               To change your address, please mark this box. [ ]

                                       -----------------------------------------

                                        S C A N   L I N E

                                       -----------------------------------------

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners,
EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Date                        Share Owner sign here       Co-Owner sign here

--------------------------  --------------------------  ------------------------

                         THE SALOMON BROTHERS FUND INC

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel, Andrew B.
Shoup and Barbara J. Allen and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of The Salomon
Brothers Fund Inc (the "Fund") which the undersigned is entitled to vote at the
Fund's Annual Meeting of Stockholders (the "Meeting") to be held at Salomon
Brothers Asset Management Inc, 399 Park Avenue, 12th Floor, auditorium, New
York, New York on Monday, April 25, 2005 at 2:00 p.m. and at any adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the
Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

     This proxy, if properly executed, will be voted in the manner directed by the stockholder.

     IF NO DIRECTION IS MADE TO THE CONTRARY, THIS PROXY WILL BE VOTED FOR THE
ELECTION OF NOMINEES AS DIRECTORS.

     Please refer to the Proxy Statement for a
discussion of the proposal.

Please Sign and Date on Reverse Side and Mail
in Accompanying Postpaid Envelope.                 THE SALOMON BROTHERS FUND INC
                                                   P.O. BOX 11193
I will attend the meeting.  [ ]                    NEW YORK, N.Y. 10203-0193